Exhibit 10.24.1

Each of the non-employee directors who are signatories to the Post-Effective Amendment No. 2 to the Registration Statement on Form S-8 have executed a limited power of attorney in the form set forth below:

FORM OF LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a member of the Board of Directors of Callaway Golf Company, a Delaware corporation (the “Company”), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Steven C. McCracken and Bradley J. Holiday, each of whom are executive officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission Post Effective Amendments to Registration Statements filed under the Securities Act of 1933 that will have the sole effect of deregistering shares of Company capital stock registered under such Registration Statements as are set forth on Exhibit A attached hereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

I have executed this Limited Power of Attorney effective as of May 20, 2008.

[Name of Director]

EXHIBIT A

Registration Statements to be De-Registered

1.	33-98750
2.	33-92302
3.	333-27091
4.	333-05721